SUPPLEMENT, dated August 31, 2001, to Prospectus dated October 11, 2000

On July 30, 2001, the Boards of Directors of Country Growth Fund, Inc., Country Asset Allocation Fund, Inc., Country Tax Exempt Bond Fund, Inc. and Country Taxable Fixed Income Series Fund, Inc. (including Country Money Market Fund, Country Short-Term Government Bond Fund and Country Long-Term Bond Fund) (collectively with their series, the "Funds"), unanimously approved a proposal to ask the shareholders of the Funds to reorganize the Funds as series of a new Delaware business trust, Country Mutual Funds Trust. A meeting of shareholders is scheduled for October 29, 2001 with a record date of August 31, 2001. A proxy statement describing, and seeking shareholder approval of the proposed reorganization will be mailed to the Funds' shareholders on or about September 21, 2001.

If the Funds' shareholders approve the reorganization, several changes to the Funds will result: (i) Each of the six Funds will be a series of Country Mutual Funds Trust, a Delaware business trust; (ii) Three of the Funds will have new names and investment strategies: Country Asset Allocation Fund will become Country Balanced Fund and will invest no less than 25% of its assets in bonds and stocks (each); Country Short-Term Government Bond Fund will become Country Short-Term Bond Fund and will be permitted to invest a greater percentage of assets in corporate (non-government) bonds; Country Long-Term Bond Fund will become Country Bond Fund and will shorten its minimum average maturity from 10 years to 5 years; and (iii) Each of the Funds (except Country Money Market Fund) will begin offering Class A shares, subject to a front-end load (sales charge). Existing shareholders of the Funds will not be adversely affected by the creation of Class A shares because they will not be subject to a sales charge on their existing shares. Current shareholders and others, subject to particular conditions described in the prospectus for the new Funds, will be eligible to purchase additional Class Y shares of the Funds without a sales charge.